                             LETTER OF TRANSMITTAL

               To Tender all Outstanding Shares of Common Stock
          (Including the Associated Preferred Stock Purchase Rights)

                                      of

                   Burns International Services Corporation
                       Pursuant to the Offer to Purchase
                             Dated August 7, 2000

                                      by

                       Securitas Acquisition Corporation
                      an indirect wholly owned subsidiary

                                      of

                                 Securitas AB

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
    CITY TIME, ON FRIDAY, SEPTEMBER 1, 2000, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:
                             The Bank of New York

         By Mail:                By Facsimile           By Hand or Overnight
                                Transmission:                Delivery:
    Tender & Exchange           (for Eligible            Tender & Exchange
        Department            Institutions Only)             Department
      P.O. Box 11248            (212) 815-6213           101 Barclay Street
  Church Street Station                                 Receive and Deliver
                                                              Windows

New York, New York 10286-  For Confirmation Phone:
           1248                                          New York, NY 10286

                                (212) 815-6156

  This Letter of Transmittal is to be completed by stockholders of Burns International Services Corporation either if Share Certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders." Delivery of documents to the Book-Entry transfer facility will not constitute delivery to the Depositary.


                        DESCRIPTION OF SHARES TENDERED

  Name(s) and
Address(es) of
  Registered
   Holder(s)
 (Please fill       Tendered
 in, if blank,   Certificate(s)
  exactly as        (Attach
    name(s)        additional
 appear(s) on    signed list if
Certificate(s))    necessary)
                                             Total Number
                                               of Shares
                                             Evidenced by         Number
                         Share Certificate       Share           of Shares
                            Number(s)*      Certificate(s)*     Tendered**
                                       -----------------------------------

                         -------------------------------------------------

                         -------------------------------------------------

                         -------------------------------------------------

                         -------------------------------------------------
                                            Total Shares
--------------------------------------------------------------------------

 * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

  Number of Shares represented by the lost or destroyed certificates: _____________________________

  Stockholders whose Share Certificates evidencing Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                  NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: ___________________________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________




[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Owners(s): _________________________________________

   Window Ticket Number (if any): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution that Guaranteed Delivery: ____________________________

   If delivered by Book-Entry Transfer, give the following information:

     Account Number: ________________________________________________________

     Transaction Code Number: _______________________________________________


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

  The undersigned hereby tenders to Securitas Acquisition Corporation, a Delaware corporation ("Purchaser"), and an indirect wholly owned subsidiary of Securitas AB, a joint stock company organized under the laws of Sweden ("Securitas"), the above described shares of Common Stock, par value $ 0.01 per share (the "Company Common Stock"), including the associated rights to purchase Series A Participating Cumulative Preferred Stock, issued under the Rights Agreement (as defined in Section 1.2 of the Agreement and Plan of Merger) (the "Rights" and together with the Company Common Stock, the "Shares"), of Burns International Services Corporation, a Delaware corporation (the "Company"), at a price of $21.50 per share of Company Common Stock or such higher price as may be paid in the Offer (the "Per Share Amount"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 7, 2000, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of August 3, 2000 (the "Merger Agreement"), by and between the Company, Purchaser and Securitas. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after August 3, 2000 (collectively, "Distributions") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser and Securitas in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper and otherwise act (by written consent or otherwise) with respect to, all of the Shares and all Distributions tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy is coupled with an interest in Shares tendered, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares and all Distributions, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of the Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to the Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and such Shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned. Any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 of the Offer to Purchase.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all Share Certificates for such Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares so tendered.

[_] CHECK HERE IF ANY SHARE CERTIFICATES EVIDENCING SHARES THAT YOU OWN HAVE
  BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

  Number of Shares evidenced by lost, destroyed or stolen Share Certificates:_______________________________

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Share
 Certificates evidencing Shares not
 tendered or not purchased and the
 check for the purchase price of
 Shares accepted for payment are to
 be issued in the name of someone
 other than the undersigned, or if
 the Shares tendered hereby and
 delivered by Book-Entry transfer
 that are not accepted for payment
 are to be returned by credit to an
 account maintained at a Book-Entry
 Transfer Facility other than the
 account indicated above.

 Issue Check and Share
 Certificate(s) to:

 Name: ______________________________
                                 (Please Print)

 Address: ___________________________

 ____________________________________

 ____________________________________
                                   (Zip Code)

 ____________________________________
                  (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 included herein)

 Account Number: ____________________


                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Share
 Certificates evidencing Shares not
 tendered or not accepted for
 payment and the check for the
 purchase price of Shares accepted
 for payment are to be sent to
 someone other than the undersigned
 or to the undersigned at an address
 other than that shown under
 "Description of Shares Tendered".

 Mail Check and Share Certificate(s)
 to:

 Name: ______________________________
                                 (Please Print)

 Address: ___________________________

 ____________________________________

 ____________________________________
                                   (Zip Code)

 ____________________________________
                   (See Substitute Form W-9 included herein)

                            STOCKHOLDERS: SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

 Dated:  _____________________,
 2000

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): _____________________________________________________________________

 ------------------------------------------------------------------------------
                                 (Please Print)

 Name of Firm: ________________________________________________________________

 Capacity (full title): _______________________________________________________
                              (See Instruction 5)

 Address: _____________________________________________________________________

 ------------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Taxpayer Identification or Social Security Number: ___________________________

 ------------------------------------------------------------------------------
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 And 5)

 Authorized Signature: ________________________________________________________

 Name(s): _____________________________________________________________________
                                 (Please Print)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Dated: _________________, 2000

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of the Company either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) Share Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the Share Certificates evidencing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares which are the subject of the Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares tendered hereby.

  The method of delivery of Share Certificates evidencing Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholder. The Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share Certificate numbers evidencing such Shares should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the registered holder(s), unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  If any Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Share Certificates not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificates evidencing Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer(s) of this Letter of Transmittal, or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the signer of this Letter of Transmittal, or to an address other than that shown in the above box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

  8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

  9. Waiver of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  10. Backup Withholding; Substitute Form W-9. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder is not subject to backup withholding of federal income tax.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, most corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  11. Lost, Destroyed or Stolen Share Certificates. If any Share Certificate(s) evidencing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

  IMPORTANT: This letter of transmittal (or facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) Part 2 of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain stockholders (including, among others, corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form contained herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

What Number to give the Depositary

  The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS


                      PAYER'S NAME: THE BANK OF NEW YORK


-------------------------------------------------------------------------------
                        Part 1--Taxpayer
 SUBSTITUTE             Identification Number--For
 Form W-9               all accounts, enter your       Social Security Number
 (See Instruction)      taxpayer identification        or
                        number in the box at right     Employer
                        (for most individuals, this    Identification Number
                        is your social security
                        number. If you do not have
                        a number, see "Obtaining a
                        Number" in the enclosed
                        Guidelines). Certify by
                        signing and dating below.
                        Note: If the account is in
                        more than one name, see the
                        chart in the enclosed
                        Guidelines to determine
                        which number to give the
                        payer.

 Please fill in
 your name
 and address below                                     -----------------------
 ---------------------
 Name                                                       Part 3--
 ---------------------  (2) I am not subject to backup      Awaiting TIN   [_]
 Address (number and    withholding because (i) I am
 street)                exempt from backup withholding,     ------------------
 ---------------------  or (ii) I have not been notified
 (City, State and Zip   by the Internal Revenue Service     Part 4--For Payee
 Code)                  ("IRS") that I am subject to        Exempt from
                        backup withholding as a result of   Backup
                        failure to report all interest or   Withholding
                        dividends or (iii) the IRS has      Exempt
                        notified me that I am no longer
                        subject to backup withholding.

 Department of the
 Treasury
 Internal Revenue
 Service
                        (1) the number shown on this form
                        is my correct Taxpayer
                        Identification Number (or I am
                        waiting for a number to be issued
                        to me) and

                        Part 2--Certification--Under                       [_]
                        penalties of perjury, I certify
                        that:

 Payer's Request for   --------------------------------------------------------

 Taxpayer               Certification instructions--You must cross out Item
 Identification         (2) in Part 2 above if you have been notified by the
 Number (TIN)           IRS that you are currently subject to backup
                        withholding because of under reporting interest or
                        dividends on your tax return. However, if after being
                        notified by the IRS that you were subject to backup
                        withholding, you received another notification from
                        the IRS stating that you are no longer subject to
                        backup withholding, do not cross out Item (2). If you
                        are exempt from backup withholding, check the box in
                        Part 4 above.
                       --------------------------------------------------------


                 SIGNATURE   DATE _____________, 2000



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                      IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within 60 days.

  Signature: ____________Date: ___________________________,_2000________________________________

  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:
                               156 Fifth Avenue
                              New York, NY 10010
                         (212) 929-5500 (Call Collect)

                                      or

                         CALL TOLL FREE (800) 322-2885